UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cloud Peak Energy Stockholders Approve Increase in Authorized Shares Under Long Term Incentive Plan

As described below in this Form 8-K, on May 10, 2017 at the annual meeting of stockholders (“Annual Meeting”) of Cloud Peak Energy Inc. (“Cloud Peak Energy”), the stockholders approved the First Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 3, 2017) (the “Restated 2009 LTIP”) to increase the number of shares authorized for issuance thereunder and extend the term thereof.  As a result, the First Amendment became effective on May 10, 2017.  The First Amendment increases the number of shares of common stock available under the Restated 2009 LTIP by an additional 1,400,000 shares and extends the term of the Restated 2009 LTIP to May 10, 2027.

A copy of the First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing summary is qualified in its entirety by the complete terms and conditions of the First Amendment and the Restated 2009 LTIP.  A description of the material terms of the Restated 2009 LTIP, as amended by the First Amendment, was included in Cloud Peak Energy’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 27, 2017 (the “Proxy Statement”).

Item 5.07.           Submission of Matters to a Vote of Security Holders.

On May 10, 2017, Cloud Peak Energy held its Annual Meeting, at which the stockholders voted as follows:

•Proposal 1 (Election of Directors): The stockholders elected Messrs. Fox and Skaggs, both current directors, as Class II directors, each to serve until Cloud Peak Energy’s annual meeting of stockholders in 2020.

Nominee	For	Against	Abstain	Broker Non-Votes
William T. Fox III	40,233,279	2,651,972	90,598	17,116,404
Robert Skaggs	39,456,607	3,429,819	89,423	17,116,404

•Proposal 2 (Ratification of the Appointment of Independent Auditors): The stockholders ratified the appointment of PricewaterhouseCoopers LLP as Cloud Peak Energy’s independent registered public accounting firm for the 2017 fiscal year.

For	Against	Abstain	Broker Non-Votes
56,579,730	849,461	2,663,062	17,116,404

•Proposal 3 (Advisory Vote on Compensation of Named Executive Officers): The stockholders approved on an advisory basis the compensation of Cloud Peak Energy’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission.

For	Against	Abstain	Broker Non-Votes
23,025,064	19,112,996	837,789	17,116,404

•Proposal 4 (Advisory Vote on Frequency of Future Advisory Votes on Compensation of Named Executive Officers): The stockholders approved on an advisory basis the frequency of future advisory votes on the compensation of Cloud Peak Energy’s named executive officers to occur every year.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
34,335,045	152,665	7,862,722	625,417	17,116,404

•Proposal 5 (Approval of Share Increase Amendment to Restated 2009 LTIP): The stockholders approved the First Amendment to the Restated 2009 LTIP to increase the number of shares authorized for issuance thereunder and extend the term thereof.

For	Against	Abstain	Broker Non-Votes
39,196,346	3,662,119	117,384	17,116,404

•Proposal 6 (Re-Approval of the Section 162(m) Material Terms of the Restated 2009 LTIP):  The stockholders re-approved the material terms of the Restated 2009 LTIP, as amended by the First Amendment, in accordance with the stockholder approval requirements of Section 162(m) of the Internal Revenue Code.

For	Against	Abstain	Broker Non-Votes
40,217,451	2,607,662	150,736	17,116,404

•Proposal 7 (Ratification of Non-Employee Director Maximum Award Limitations):  The stockholders approved the ratification of the non-employee director maximum award limitations set forth in the Restated 2009 LTIP.

For	Against	Abstain	Broker Non-Votes
39,498,532	3,302,570	174,747	17,116,404

Additional information about these proposals can be found in Cloud Peak Energy’s Proxy Statement for the Annual Meeting. There were no other proposals voted on at the Annual Meeting.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished herewith.

10.1            First Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 3, 2017), effective May 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: May 10, 2017	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 3, 2017), effective May 10, 2017.